SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934



                          Date of Report June 26, 1998

                  Integrated Spatial Information Systems, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



Colorado                           0-14273                     84-0868815
--------                           -------                     ----------
(State of                        (Commission                  (IRS Employer
incorporation)                   File Number)               Identification No.)



200 West Forsyth Street, Suite 800, Jacksonville, FL                32202
----------------------------------------------------                -----
(Address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (904) 346-1319





          DCX, Inc., 1597 Cole Boulevard, Suite 300B, Golden, CO 80401
                            Telephone (303) 274-8708
          ------------------------------------------------------------
            (Former Name and address, if changed since last report)

Item 5, Other Events.

The Company reports the results of matters presented for shareholder action at its annual shareholders' meeting held on June 26, 1998 at 10:00 AM in the Holiday Inn--Airport, Jacksonville, Florida. During that meeting the following matters were voted upon with the results as shown below.

     1. Election of a board of six directors to serve for the ensuing year:

                  Candidate                   For            Withheld
                  ---------                   ---            --------

                  Stephen Carreker          9,726,836         561,984

                  John C. Antenucci         9,752,606         536,214

                  Jeanne M. Anderson        9,962,673         326,147

                  Frederick G. Beisser      9,751,406         537,414

                  Raymund O'Mara            9,748,406         540,414

                  J. Gary Reed              9,747,986         540,834

     2. Amend the Articles of Incorporation of DCX, Inc. to read: "The name of the corporation is Integrated Spatial Information Solutions, Inc."

                    For             Against         Abstain
                    ---             -------         -------
                  9,948,546         310,669           29,605

     3. Approve the equity compensation plan.

             For            Against          Abstain           Broker Non-Votes
             ---            -------          -------           ----------------
          4,244,842         748,961          682,021              4,612,996

The Company further reports that at the annual meeting of the Board of Directors
following  the  annual  shareholders'   meeting,  the  following  officers  were
reelected to the positions indicated:

     Stephen Carreker, Chairman of the Board and Chief Executive Officer

     John C. Antenucci, President and Vice Chairman of the Board

     Frederick G. Beisser, Vice President--Finance & Administration

     Robert S. ("Robin") Vail, Chief Financial Officer

At that meeting the Board of Directors also appointed Gary S. Murray to the Board of Directors. Mr. Murray, 47, has been president of Human Vision Corporation of Greenbelt, Maryland, since its founding in 1997. Prior to that he was Chairman and president of Sylvest Management Systems Corporation from 1987 until its acquisition by Federal Data Corporation in June 1997. Mr. Murray holds a B.B.A. from Howard University and is a Certified Public Accountant.

The Company also reports that its stock began trading under a new NASDAQ symbol, ISSS, on July 7, 1998, concurrent with the name change to Integrated Spatial Information Solutions, Inc. on the NASDAQ Stock Market.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Integrated Spatial Information Solutions, Inc.
                                              (Registrant)


July 9, 1998                    /S/  Fred Beisser
                                ------------------------------------------------
                                               (Signature)
                                Frederick G. Beisser
                                Vice President - Finance & Administration,
                                Secretary, Treasurer and Principal Accounting
                                Officer



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